GENERAL	12 Months Ended
Dec. 31, 2014
GENERAL [Abstract]
GENERAL
NOTE 1:-	GENERAL

a. RADA Electronic Industries Ltd. ("the Company") is an Israel - based defense electronics contractor that specialize in the development, manufacture and sale of data recording and management systems (such as digital video and data recorders, ground debriefing stations, head-up display cameras), inertial navigation systems for air and land applications, avionics solutions (such as aircraft upgrades, avionics for unmanned aircraft vehicles, or UAVs, store management systems and interface computers) and land radar for defense forces and border protection applications (active protective systems for armored fighting vehicles, hostile fire detection and perimeter surveillance ). The Company also provides test and repair services using its CATS testers and test program sets for commercial aviation electronic systems mainly through its Chinese subsidiary.

                  The Company is organized and operates as one operating segment.

b.As reflected in the consolidated financial statements as of December 31, 2014, the Company has an accumulated deficit of $67,992. Based on existing and anticipated orders in 2015 and the Company's current credit facilities, management believes that the anticipated cash flows from operations and liquidity resources will enable the Company to finance its operations at least through December 31, 2015.

           On April 16, 2015 the Company's shareholders have approved an outline for the repayment of the Company's debts to its lenders. Pursuant to the outline, The Company intends to offer new Ordinary Shares in a registered public offering in order to raise up to approximately US$ 13 million (the "Offering").  In the event that by September 30, 2015 the Offering or the Private Placement is not completed, or if the net proceeds of the Offering or the Private Placement are insufficient to repay the debts in full, the lenders shall be entitled to convert some or all of the remaining debts.

The terms of the conversion were also agreed and are as follows: (i) the minimum amount to be converted at any one time is US$300,000 of Debt; (ii) the share issue price will be the lower of $1.00 or 15% below the preceding 7 days VWAP (volume weighted average price); and (iii) any unconverted debt will continue to be subject to the terms of the extended standstill agreement. See also Note 16.

On April 27, 2015, the standstill agreement was further amended and the termination of the forbearance period has been extended to the earlier of (i) August 31, 2016 or (ii) 30 days after the closing of the Offering resulting in the repayment of at least $7.5M on account of the Debt. Pursuant to such recent amendment, the default interest payable, as of and after February 1, 2015 on all outstanding principal amounts is Libor + 9% (see also Note 8).

c.The Company operates a test and repair shop using its Automated Test Equipment ("ATE") products in Beijing, China through its 80% owned Chinese subsidiary, Beijing Huari Aircraft Components Maintenance and Services Co. Ltd. ("CACS" or "subsidiary"). CACS was established with a Chinese third party, which owns the remaining 20% equity interest.

d.Revenues from major customers accounted for 78%, 81% and 68% of total revenues for the years ended December 31, 2014, 2013 and 2012, respectively (see Note 15c).